Exhibit 99.2

Independent Auditor’s Report

The Board of Directors and Stockholders
Independence Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses (the “combined financial statement”) of the multi-family properties located in Georgia, Indiana, Louisiana, North Carolina, Ohio, and South Carolina (the “HPI Portfolio”) for the year ended December 31, 2016, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management of the sellers of the HPI Portfolio is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note 1 to the combined financial statement of the HPI Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Other Matter

The accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Independence Realty Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of HPI Portfolio’s revenue and expenses. Our opinion is not modified with respect to that matter.

/s/ CohnReznick LLP

Los Angeles, California

September 5, 2017

HPI PORTFOLIO

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six-Month Period Ended June 30, 2017 (unaudited) and for the Year Ended December 31, 2016

	For the Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
REVENUE:
Rental income	$10,407,959	$20,666,775
Tenant reimbursement income	464,090	1,003,477
Other property income	660,359	1,283,044
Total revenue	11,532,408	22,953,296
CERTAIN EXPENSES:
Property operating expenses	3,016,200	5,991,554
Taxes and insurance	1,683,795	3,251,750
Property management expenses	457,685	913,822
Total certain expenses	5,157,680	10,157,126
Revenue in excess of certain expenses	$6,374,728	$12,796,170

The accompanying notes are an integral part of these statements.

HPI PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
For the Six-Month Period Ended June 30, 2017 (unaudited) and for the Year Ended December 31, 2016

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined statements of revenue and certain expenses (the “combined financial statements”) include the revenue and certain expenses of the following properties (the “HPI Portfolio”):

Property Name	Location	Year Built / Renovated (a) (unaudited)	Units (b) (unaudited)
Tides at Calabash	Sunset, NC	2011	168
Brunswick Point	Leland, NC	2005	288
Cherry Grove Commons	North Myrtle Beach, SC	2001	172
Kensington Commons	Canal Winchester, OH	2004	264
Schirm Farms	Canal Winchester, OH	2002	264
Hartshire Lakes	Bargersville, IN	2008	272
Riverchase Apts	Indianapolis, IN	2000	217
Creekside Corners Apts	Lithonia, GA	2001	444
Live Oak Trace (e)	Denham Springs, LA	2002/2017	264
Total			2,353
(a)	All dates are for the later of the year in which a construction was completed or the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at June 30, 2017.

On September 3, 2017 Independence Realty Trust, Inc. (IRT) agreed to acquire a portfolio of nine multi-family properties (the HPI Portfolio) for a purchase price equal to $228.1 million.

 The combined financial statements are presented in conformity with accounting principles generally accepted in the United States and have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined financial statements include the historical revenue and certain expenses of the HPI Portfolio, exclusive of items which may not be comparable to the proposed future operations of the HPI Portfolio. Material amounts that would not be directly attributable to future operating results of the HPI Portfolio are excluded, and the combined financial statements are not intended to be a complete presentation of the HPI Portfolio’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the HPI Portfolio.

The combined financial statements present the revenue and certain expenses of the HPI Portfolio during the identified periods and may not be comparable to future periods. Management of the seller is not aware of any material factors relating to the HPI Portfolio other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management of the seller, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the combined financial statements, subsequent events were evaluated through September 5, 2017, the date the combined financial statements were available to be issued.

HPI PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
For the Six-Month Period Ended June 30, 2017 (unaudited) and for the Year Ended December 31, 2016

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Accounting

The combined financial statements have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

b.	Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other property income results from fees for, including but not limited to, lease terminations, late payments, cable fees, washer and dryer rentals, and parking and is recorded when earned.

c.	Property operations

Certain operating expenses represent the direct expenses of operating the HPI Portfolio and consist primarily of repairs and maintenance, utilities, real estate taxes, property insurance, salaries, property management fees and other operating expenses that are expected to continue in the ongoing operation of the HPI Portfolio.

d.	Property Management Expenses

Property management services were provided to the properties by an affiliate of the previous owner. For the six-month period ended June 30, 2017, property management expenses were $457,685 (unaudited). For the year ended December 31, 2016, property management expenses were $913,822.

e.	Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f.	Advertising

Advertising costs are charged to expense as incurred and are included in property operating expenses on the combined financial statements. For the six-month period ended June 30, 2017, advertising costs were $116,623 (unaudited).  For the year ended December 31, 2016, advertising costs were $237,946.

NOTE 3:  COMMITMENTS AND CONTINGENCIES

Litigation

     The HPI Portfolio may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the HPI Portfolio.